UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

MESA AIR GROUP, INC.

(Exact Name of Registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

410 North 44th Street, Suite 700, Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 685-4000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	MESA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 16, 2024, Mesa Air Group, Inc. (the “Company”) received a notification letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the Company’s delay in filing its Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the “2nd Quarter Form 10-Q”) with the Securities and Exchange Commission (the “SEC”), the Company is not in compliance with the requirements for continued listing under Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”). The filing delay is not the result of a forthcoming restatement of the Company’s financial statements or any disagreement with the Company’s auditors.

The notification letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market. The Notice states that, because of its prior delinquency in filing its Form 10-Q for the period ended December 31, 2023 (the “Initial Delinquent Filing”), the Company has 180 calendar days from the due date of the Initial Delinquent Filing, or August 12, 2024, to file the 2nd Quarter Form 10-Q to regain compliance.

The Company continues to work diligently to complete the Form 10-Qs for the periods ended December 31, 2023 and March 31, 2024 and plans to file both Form 10-Qs prior to August 12, 2024 to regain compliance with the Listing Rule.

Item 7.01 Regulation FD Disclosure.

A press release dated May 17, 2024, disclosing the Company’s receipt of the Notice referenced above is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

The following exhibits are furnished as part of this report:

Exhibit No.	Description
99.1	Press Release of Mesa Air Group, Inc., dated May 17, 2024.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Air Group, Inc.

Date: May 17, 2024	By: /s/ Brian S. Gillman
Brian S. Gillman
Executive Vice President and General Counsel